Exhibit 99.2
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                       ___________DISTRICT OF____________

In re: Trenwick America Corporation                      Case No. 03-12635(MFW)
                                                Reporting Period: September 2003

                            MONTHLY OPERATING REPORT

     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                  Document      Explanation
Required Documents                                                         Form No.               Attached       Attached
---------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                MOR-1                  Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (Con't)          Yes
     Copies of bank statements                                                                    Yes
     Cash disbursements journals                                                                  Yes
Statement of Operations                                                    MOR-2                  Yes
Balance Sheet                                                              MOR-3                  Yes
Status of Postpetition Taxes                                               MOR-4                  Yes
     Copies of IRS Form 6123 or payment receipt                                                   Yes
     Copies of tax returns filed during reporting period                                          Yes
Summary of Unpaid Postpetition Debts                                       MOR-4                  Yes
     Listing of aged accounts payable                                                             Yes
Accounts Receivable Reconciliation and Aging                               MOR-5                  Yes
zDebtor Questionnaire                                                      MOR-5                  Yes
---------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

/s/ Alan L. Hunte                                     October 20, 2003
---------------------------------------               --------------------------
Signature of Debtor                                   Date

/s/ Alan L. Hunte                                     October 20, 2003
---------------------------------------               --------------------------
Signature of Joint Debtor                             Date

/s/ Alan L. Hunte                                     October 20, 2003
---------------------------------------               --------------------------
Signature of Authorized Individual*                   Date

Alan L. Hunte                                         October 20, 2003
---------------------------------------               --------------------------
Printed Name of Authorized Individual*                Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

In re: Trenwick America Corporation                      Case No. 03-12635 (MFW)
Schedule of Cash Receipts & Disbursements        Reporting Period September 2003

                                                  Bank Accounts
                                 Operating           Payroll         Tax           Other
                               ------------------------------------------------------------
  Cash - Beg of Month            515,007.79         45,157.23         NA       4,102,258.04
                               ------------------------------------------------------------
       Receipts:
       Cash Sales                        --                --         --                 --
     Accounts Rec                        --                --         --                 --
    Loans & Advances                     --                --         --                 --
     Sale of Assets                      --                --         --                 --
        Deposits                 229,714.60                --         --                 --
         Other                       349.45        (15,014.02)        --                 --
  Transfers (Interco)          2,212,938.11        738,467.51         --                 --
                               ------------------------------------------------------------

     Total Receipts            2,443,002.16        723,453.49         --                 --
                               ------------------------------------------------------------

     Disbursements:
      Net Payroll                        --       (444,796.77)        --                 --
     Payroll Taxes                       --       (288,471.44)        --                 --
Sales, Use, & Other Tax                  --                --         --                 --
  Inventory Purchases                    --                --         --                 --
 Secured Rental/Leases          (146,068.58)               --         --                 --
       Insurance                         --                --         --                 --
     Administrative             (312,092.86)               --         --                 --
        Selling                          --                --         --                 --
         Other                           --                --         --                 --
     Transfers (PR)             (738,467.51)               --         --                 --
   Professional Fees                     --                --         --                 --
      Court Costs                        --                --         --                 --
                               ------------------------------------------------------------

  Total Disbursements          (1,196,628.95)     (733,268.21)        --                 --
                               ------------------------------------------------------------

     Net Cash Flow             1,246,373.21         (9,814.72)        --                 --
                               ------------------------------------------------------------

   Cash: End of Month          1,761,381.00         35,342.51         --       4,102,258.04
                               ============================================================

           Other:            Operating

                             Overnight Investment Interest Earned - $349.45

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation
Bank Reconciliations
September 2003

The following bank accounts have been reconciled

     Operating:

     Location:          JPMorganChase, NY
                        ABA No. 021-000-021

     Month End
    Book Balance        $ 1,761,381.00

     Vista/MM:

     Location:          JPMorganChase
                        Fund No. 357

     Month End
    Book Balance        $     9,535.88

Payroll: - bank statement not yet received

Independence Bank: reconciliation performed

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
September 2003

     Wires:

      Date           Amount                      Vendor
--------------------------------------------------------------------------------
      4-Sep      $    4,464.35   Eastern Benefit Systems, Inc
      4-Sep          74,651.22   New York Life Benefit Services Co.
     23-Sep           6,725.10   Bloomberg, LP

     Checks:

     Ck No.          Amount                      Vendor
--------------------------------------------------------------------------------
     107502      $      864.00   Advanced Solutions, Inc.
     107503             888.50   BMC Solutions, Inc.
     107504             678.40   Blondie's Treehouse, Inc
     107505             864.00   Business Wire
     107506             681.15   CDW Computer Centers, Inc
     107507             251.25   Ceridian Employer Services
     107508           6,681.15   Deman Application Development LLc
     107509             256.50   Eastern Benefit Systems, Inc.
     107510         146,068.58   Equity Office Properties, L.L.C.
     107511           1,795.00   Executive Health EXAMS
     107512              23.76   Federal Express Corporation
     107513             212.35   Federal Express Corporation
     107514             497.50   First Management Services, Inc.
     107515           7,977.56   Liebert Global Services
     107516             149.00   Penton Techonology Media
     107517           3,737.00   Perfect Software
     107518           1,200.00   Propark, Inc.
     107519           7,918.40   Re Systems Group
     107520              24.08   Royal Messenger Service
     107521             127.98   Snet
     107522           3,442.00   SoftLanding Systems
     107523           9,236.00   Sungard Recovery Services Inc.
     107524             425.00   TriTech Software Development Corporation
     107525           1,000.00   Ceridian Employer Services
     107526             117.00   Eastern Benefit Systems, Inc.
     107527           2,751.00   Mercy College
     107528              20.00   Perfect Software
     107529             121.43   ADP - Investor Communication Services
     107530             864.00   Advanced Solutions, Inc.
     107531             545.64   Avalon/Ambassador Limousine
     107532           1,987.50   Best Software, Inc
     107533           6,333.50   CCH Incorporated
     107534           1,315.85   CDW Computer Centers, Inc

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

     107535             857.75   Ceridian Employer Services
     107536              69.99   Computer Book Direct
     107537           2,565.00   Deborah Aschheim
     107538             688.76   Federal Express Corporation
     107539             324.84   Ios Capital
     107540             728.00   Joyce Van Lines, Inc.
     107541           2,863.50   MCI
     107542             225.00   Mail Delivery Service of Stamford, LLC
     107543             725.02   Marks Bros. Stationers, Inc.
     107544               8.94   Penton Techonology Media
     107545           8,350.15   Propark, Inc.
     107546              73.07   Skytel
     107547           2,664.38   Temco Service Industries, Inc.
     107548              72.85   Velocity Express
     107549          30,000.00   Actuarial Risk Solutions
     107550          76,595.49   Anthem BCBSCT
     107551             880.89   BMW Financial Services
     107552             245.66   Ceridian Employer Services
     107553              67.71   Charlene Seon
     107554           9,347.88   Delta Dental
     107555             606.57   Federal Express Corporation
     107556             355.85   Ios Capital
     107557           1,266.97   Marks Bros. Stationers, Inc.
     107558             190.00   Mary A. Pagoto
     107559              51.88   Pitney Bowes
     107560           1,984.00   Seagull Software Systems, Inc.
     107561           1,544.93   Silvana Griffith
     107562             379.00   Thompson Publishing Group, Inc.
     107563              78.85   Velocity Express
     107564              70.00   Brennan,John
     107565             649.00   Catherine Homola
     107566             782.16   Damaris Rosado
     107567             255.16   Hammond,Noreen A.
     107568           3,654.46   Hunte,Alan L.
     107572           2,285.73   Kiernan,Kenneth F.
     107573             265.00   Lock,Eugene R.
     107574           1,531.05   Mary Burns
     107575             140.64   O'Sullivan,Andrea
     107576             143.69   Thomas,Richard R.
     107577           2,571.56   Tyler Jr.,Stanlee C.
     107578           2,571.56   Tyler Jr.,Stanlee C.
     107579           1,376.56   Tyler Jr.,Stanlee C.
     107580             377.60   AT&T
     107581             170.30   Connecticut Telephone
     107582              13.29   Snet
     107583           2,595.00   TDWI World Conference
                 -------------

                 $  372,320.77

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation
Intercompany Transfers
September 2003

               Transfer                                                        Transfer
                 From                       Date          Amount                  To                         Purpose
-------------------------------------------------------------------------------------------------------------------------------
Trenwick America Reinsurance Corp          22-Sep         $978,293.71 Trenwick America Corp      Settle 8-31-03 Interco Balance
The Insurance Corp of New York             22-Sep          134,840.11 Trenwick America Corp      Settle 8-31-03 Interco Balance
The Insurance Corp of New York             22-Sep          110,864.61 Trenwick America Corp      Settle 8-31-03 Interco Balance

LaSalle Re Limited                         23-Sep           15,372.41 Trenwick America Corp      Settle 8-31-03 Interco Balance

Trenwick America Reinsurance Corp          24-Sep          973,567.27 Trenwick America Corp      Receipt of Tax Return Funds

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
              Debtor                            Reporting Period: September 2003

                             Statement of Operations
                               (Income Statement)

----------------------------------------------------------------------------------------------------------
                                                                 Month Ended                  Cumulative
REVENUES                                                       September 2003               Filing to Date
----------------------------------------------------------------------------------------------------------
Gross Revenues                                                   $    108,981                $    107,701
----------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                               --                          --
----------------------------------------------------------------------------------------------------------
Net Revenue                                                      $    108,981                $    107,701
----------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------
Beginning Inventory                                                        --                          --
----------------------------------------------------------------------------------------------------------
Add: Purchases                                                             --                          --
----------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                          --                          --
----------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                       --                          --
----------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                     --                          --
----------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                         --                          --
----------------------------------------------------------------------------------------------------------
Gross Profit                                                          108,981                     107,701
----------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------
Advertising                                                                --                          --
----------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                     --                          --
----------------------------------------------------------------------------------------------------------
Bad Debts                                                                  --                          --
----------------------------------------------------------------------------------------------------------
Contributions                                                              --                          --
----------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                250                         250
----------------------------------------------------------------------------------------------------------
Insider compensation*                                                  67,698                      80,144
----------------------------------------------------------------------------------------------------------
Insurance                                                                   4                           5
----------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                50,192                     149,995
----------------------------------------------------------------------------------------------------------
Office Expense                                                            703                      12,259
----------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                            378                         734
----------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                    95                         132
----------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                 18,765                      28,000
----------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                 385                         927
----------------------------------------------------------------------------------------------------------
Supplies                                                                1,622                       1,784
----------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                             244                         293
----------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                          --                          --
----------------------------------------------------------------------------------------------------------
Taxes-Other                                                             6,000                       6,000
----------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                    2                           4
----------------------------------------------------------------------------------------------------------
Utilities                                                                  --                           3
----------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                 4,035                   3,673,355
----------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                          150,375                   3,953,885
----------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                    45,452                      63,049
----------------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                       (86,846)                 (3,909,233)
----------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
----------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                    (16,950,138)                (15,162,218)
----------------------------------------------------------------------------------------------------------
Interest Expense                                                           --                          --
----------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                            --                          --
----------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                     (17,036,984)                (19,071,451)
----------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
----------------------------------------------------------------------------------------------------------
Professional Fees                                                          --                          --
----------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                --                          --
----------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                                                    --
  from Chapter 11 (see continuation sheet)                              4,520                      12,156
----------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                          --                          --
----------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                            --                          --
----------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                           4,520                      12,156
----------------------------------------------------------------------------------------------------------
Income Taxes                                                               --                          --
----------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                $(17,032,465)               $(19,059,295)
----------------------------------------------------------------------------------------------------------

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

                  STATEMENT OF OPERATIONS - continuation sheet

================================================================================
                                                Month Ended         Cumulative
BREAKDOWN OF "OTHER" CATEGORY                 September 2003      Filing to Date
================================================================================

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Audit Fees                                               --             28,754
--------------------------------------------------------------------------------
Accounting & Tax Fees                                    --             44,516
--------------------------------------------------------------------------------
Other Fees                                               --          3,594,254
--------------------------------------------------------------------------------
Data Processing                                       3,958              5,730
--------------------------------------------------------------------------------
Seminars & Continuing Education                          76                100
--------------------------------------------------------------------------------
Total Other Expenses                                  4,035          3,673,355
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                   (16,950,138)       (15,162,218)
--------------------------------------------------------------------------------
Total Other Income                              (16,950,138)       (15,162,218)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         --                 --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         --                 --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

 Trenwick America Corporation                            Case No. 03-12635 (MFW)
          Debtor                                Reporting Period: September 2003

                                  BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        BOOK VALUE AT END OF          BOOK VALUE ON
                             ASSETS                                                   CURRENT REPORTING MONTH         PETITION DATE
------------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                                        --               4,532,566
------------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                     5,812,025                      --
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                        50,932,523              48,745,299
------------------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                                         --                      --
------------------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                              --                      --
------------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                                    118,464                 503,054
------------------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                               21,000                  10,000
------------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                              340,703                 327,755
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                          $  57,224,715           $  54,118,674
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                           --                      --
------------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                                  --                      --
------------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                         20,723,654              20,723,654
------------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                            3,485,693               3,485,693
------------------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                                 --                      --
------------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                                   (16,103,278)            (15,433,035)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                                    $   8,106,069           $   8,776,312
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                                  257,507                 266,900
------------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                                  248,633,709             249,660,381
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                            $ 248,891,216           $ 249,927,281
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                  $ 314,222,000           $ 312,822,267
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         BOOK VALUE AT END OF        BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                           CURRENT REPORTING MONTH       PETITION DATE
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                                     64,191                      --
------------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                                      --                      --
------------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                        68,598                      --
------------------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                            --                      --
------------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                                         --                      --
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                --                      --
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                        --                      --
------------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                                 --                      --
------------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                                    606,054                      --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                                $     738,843           $          --
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                             --                      --
------------------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                            --                      --
------------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                                  291,234,816             289,648,446
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                                $ 291,234,816           $ 289,648,446
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                             $ 291,973,659           $ 289,648,446
------------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                                           100                     100
------------------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                                      298,877,085             298,877,085
------------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                                --                      --
------------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                                   --                      --
------------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                               (278,750,372)           (278,750,372)
------------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                               (19,059,296)                     --
------------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                                    21,180,824               3,047,008
------------------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                                    --                      --
------------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                              $  22,248,341           $  23,173,821
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                                          $ 314,222,000           $ 312,822,267
====================================================================================================================================

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
              Debtor                         Reporting Period: September 30 2003

                       BALANCE SHEET - continuation sheet

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     BOOK VALUE AT END OF              BOOK VALUE ON
                       ASSETS                                                      CURRENT REPORTING MONTH             PETITION DATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Accrued Investment Income                                                                      340,703                       327,755
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                                                    1,198,532                     1,198,532
------------------------------------------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                                                 247,435,043                   244,859,636
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                                                         134                     3,602,213
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                         248,633,709                   249,660,381
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     BOOK VALUE AT END OF              BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                       CURRENT REPORTING MONTH             PETITION DATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
------------------------------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                                             1,462,716                     1,333,307
------------------------------------------------------------------------------------------------------------------------------------
Interest Payable                                                                            12,728,025                    12,728,025
------------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                4,052,383                     2,601,759
------------------------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                                           82,787,757                    82,787,757
------------------------------------------------------------------------------------------------------------------------------------
Indebtedness                                                                               190,203,934                   190,197,598
------------------------------------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                                                       291,234,816                   289,648,446
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                                              606,054                            --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                                                        21,180,824                     3,047,008
------------------------------------------------------------------------------------------------------------------------------------

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

 In re Trenwick America Corporation                      Case No. 03-12635 (MFW)
                Debtor                          Reporting period: September 2003

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

---------------------------------------------------------------------------------------------------------------------------
                                            Beginning      Amount
                                               Tax       Withheld or                               Check. No     Ending Tax
                                            Liability      Accrued      Amount Paid    Date Paid    or EFT       Liability
===========================================================================================================================
Federal
---------------------------------------------------------------------------------------------------------------------------
Withholding                                        --       173,090       173,090     9/29,24,10     EFT                --
---------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                      --        31,909        31,909     9/29,24,10     EFT                --
---------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                      --        42,015        42,015     9/29,24,10     EFT                --
---------------------------------------------------------------------------------------------------------------------------
Unemployment                                       --           142           142     9/29,24,10     EFT                --
---------------------------------------------------------------------------------------------------------------------------
Income                                             --            --            --                                       --
---------------------------------------------------------------------------------------------------------------------------
Other:                                             --            --            --                                       --
---------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                              --       247,156       247,156                                       --
---------------------------------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------------------------------
Withholding                                        --        39,750        39,750     9/29,24,10     EFT                --
---------------------------------------------------------------------------------------------------------------------------
Sales                                              --            --            --                                       --
---------------------------------------------------------------------------------------------------------------------------
Excise                                             --            --            --                                       --
---------------------------------------------------------------------------------------------------------------------------
Unemployment                                       --         1,566         1,566     9/29,24,10     EFT                --
---------------------------------------------------------------------------------------------------------------------------
Real Property                                      --            --            --                                       --
---------------------------------------------------------------------------------------------------------------------------
Personal Property                                  --            --            --                                       --
---------------------------------------------------------------------------------------------------------------------------
Other:                                             --            --            --                                       --
---------------------------------------------------------------------------------------------------------------------------
  Total State and Local                            --        41,316        41,316                                       --
---------------------------------------------------------------------------------------------------------------------------
Total Taxes                                        --       288,472       288,472                     --                --
---------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

---------------------------------------------------------------------------------------------------------------------------
                                                                       Number of Days Past Due
                                              =============================================================================
                                               Current         0-30          31-60        61-90      Over 90       Total
---------------------------------------------------------------------------------------------------------------------------
Accounts Payable                               64,191            --                                                 64,191
---------------------------------------------------------------------------------------------------------------------------
Wages Payable                                  68,598                                                               68,598
---------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                           --
---------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                  --
---------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                 --
---------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                               --
---------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                                       --
---------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                                 --
---------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                  --
---------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                  --
---------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                      132,789            --            --          --         --           132,789
---------------------------------------------------------------------------------------------------------------------------

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
              Debtor                            Reporting Period: September 2003

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

================================================================================         ================
Accounts Receivable Reconciliation                                                            Amount
================================================================================         ================
Total Accounts Receivable at the beginning of the reporting period                        50,605,554.25
--------------------------------------------------------------------------------         ----------------
+ Amounts billed during the peiod                                                          1,672,035.33
--------------------------------------------------------------------------------         ----------------
- Amounts collected during the peiod                                                      (1,345,066.80)
--------------------------------------------------------------------------------         ----------------
Total Accounts Receivable at the end of the reporting period                              50,932,522.78
--------------------------------------------------------------------------------         ----------------

================================================================================         ================
Accounts Receivable Aging                                                                     Amount
================================================================================         ================
0 - 30 days old                                                                            1,690,656.64
--------------------------------------------------------------------------------         ----------------
31 - 60 days old                                                                             436,303.94
--------------------------------------------------------------------------------         ----------------
61 - 90 days old                                                                               3,033.91
--------------------------------------------------------------------------------         ----------------
91 + days old                                                                             59,989,346.29
--------------------------------------------------------------------------------         ----------------
Total Accounts Receivable                                                                 62,119,340.78
--------------------------------------------------------------------------------         ----------------
Amount considered uncollectible (Bad Debt)                                               (11,186,818.00)
--------------------------------------------------------------------------------         ----------------
Accounts Receivable (Net)                                                                 50,932,522.78
--------------------------------------------------------------------------------         ----------------

                              DEBTOR QUESTIONNAIRE

================================================================================         ================
Must be completed each month                                                                Yes      No
================================================================================         ================
1. Have any assets been sold or transferred outside the normal
course of business this reporting period? If yes, provide an explanation below.                      X
--------------------------------------------------------------------------------         ----------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                     X
--------------------------------------------------------------------------------         ----------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                           X
--------------------------------------------------------------------------------         ----------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                    X
--------------------------------------------------------------------------------         ----------------

                                                                      FORM MOR-5
                                                                          (9/99)